Exhibit 99.1


     CERTIFICATION PURSUANT TO
     18 U.S.C. SECTION 1350,
     AS ADOPTED PURSUANT TO
     SECTION 906 OF THE
     SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Dionics, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of the undersigned's knowledge, that:

(1)  The Report fully complies with the requirements of Section
13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 11, 2003     By: /s/ Bernard Kravitz
                              Bernard Kravitz,
                              President and
                              Chief Executive Officer
                              (Principal Executive Officer)


Dated: August 11, 2003     By: /s/ Bernard Kravitz
                              Bernard Kravitz,
                              Principal Financial Officer